Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
22.  Subsequent Events:
On August 8, 2013, the Company expanded its global marine fuel supply network by providing bunkering services in Algeciras, Spain.
On September 19, 2013, Aegean Marine Petroleum S.A., Aegean Petroleum International Inc. and Aegean NWE N.V., our wholly-owned subsidiaries, entered into a $1 billion Secured Multicurrency Revolving Credit Facility with a syndicate of commercial lenders, which we and these subsidiaries have guaranteed. The facility is comprised of three tranches, consisting of Tranche A of $155 million for a one year tenor, Tranche B of $115 million for two year tenor and Tranche C of $730 million for an uncommitted tenor.  Outstanding amounts under Tranche A and Tranche B bear interest at LIBOR, plus a margin of 2.5% and 2.9%, respectively, and outstanding amounts under Tranche C bear interest at a rate determined by the relevant lender that represents its cost of funds, plus a margin of 2.4%.  The facility imposes certain operating and financial restrictions on us, which restrict our ability to incur debt, change our legal and beneficial ownership, merge or consolidate, acquire or incorporate companies and change our business activities.  In addition, the facility contains financial covenants which require us to maintain (i) minimum consolidated net working capital of not less than $35 million, which will increase to $125 million following the first utilization date, (ii) consolidated net tangible net worth of $410 million, (iii) a current ratio of at least 1.15-to-1 and (iv) an interest cover ratio of at least 1.9-to-1.  The Company will use a portion of the proceeds of this facility to repay certain of its existing working capital facilities in accordance with the provision of the agreement and has reclassified to the long-term debt the short-term borrowings that will be repaid with the Tranche B.